EQ Advisors TrustSM

Supplement Dated March 27, 2019, to the Summary Prospectus and Prospectus Dated May 1, 2018, as Supplemented

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2018, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus or Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change affecting the Multimanager Mid Cap Value Portfolio (the “Portfolio”).

On March 12-13, 2019, the Board of Trustees of the Trust approved certain proposed changes, including: (i) the termination of Lord, Abbett & Co. LLC (“Lord Abbett”) as sub-adviser for an Active Allocated Portion of the Portfolio; and (ii) the appointment of American Century Investment Management, Inc. (“American Century”) as a new sub-adviser for an Active Allocated Portion of the Portfolio.

As a result of these changes, AXA Equitable Funds Management Group, LLC has entered into a new sub-advisory agreement with American Century to provide sub-advisory services for an Active Allocated Portion of the Portfolio. The following disclosure changes are effective on or about April 8, 2019:

All references to Lord Abbett in the Summary Prospectus and Prospectus are deleted.

The information regarding Lord Abbett in the sections of the Prospectus entitled “Multimanager Mid Cap Value Portfolio — Who Manages the Portfolio — Sub-Adviser,” is deleted and replaced with the following information:

Sub-Adviser: American Century Investment Management, Inc. (“American Century” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Kevin Toney, CFA	Chief Investment Officer- Global Value Equity, Senior Vice President and Senior Portfolio Manager of American Century	April 8, 2019
Phillip N. Davidson, CFA	Senior Vice President and Executive Portfolio Manager of American Century	April 8, 2019
Michael Liss, CFA, CPA	Vice President and Senior Portfolio Manager of American Century	April 8, 2019
Brian Woglom, CFA	Vice President and Senior Portfolio Manager of American Century	April 8, 2019

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Lord, Abbett & Co. LLC” is deleted in its entirety.

The first six paragraphs of the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — American Century Investment Management, Inc.” are deleted and replaced with the following information:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the EQ/American Century Mid Cap Value Portfolio and the EQ/American Century Moderate Growth Allocation Portfolio and as Sub-Adviser to an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio. American Century is a wholly owned subsidiary of American Century Companies, Inc. As of December 31, 2018, American Century had approximately $149.5 billion in assets under management.

Kevin Toney, Phillip N. Davidson, Michael Liss, and Brian Woglom are primarily responsible for the investment decisions for the EQ/American Century Mid Cap Value Portfolio and an Active Allocated Portion of the Multimanager Mid Cap Value Portfolio.

Kevin Toney is Chief Investment Officer — Global Value Equity, Senior Vice President and Senior Portfolio Manager. He joined American Century in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Phillip N. Davidson is Senior Vice President and Executive Portfolio Manager. He joined American Century in 1993 as a portfolio manager. He has a bachelor’s degree in finance and an MBA from Illinois State University. He is a CFA charterholder.

Michael Liss is Vice President and Senior Portfolio Manager. He joined American Century in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Brian Woglom is Vice President and Senior Portfolio Manager. He joined American Century in 2005. He became a senior investment analyst in 2008 and a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

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